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                                                                    EXHIBIT 10.2

                              SECOND AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT


         This Second Amendment to the Purchase and Sale Agreement (the "Agreement") is entered into this 2nd day of September, 1996 by and between Blue Jay Enterprises, Inc., a Delaware corporation ("Blue Jay"), Robert M. Bernstein ("Bernstein"), and the following shareholders of United Dynamatics Inc., a Delaware corporation ("UDI"); Darnley Holdings, Ltd., a Bahamian corporation ("Darnley"); Capital Idea, Inc., a Colorado corporation; and EETC, Ltd., a Delaware corporation, Frank B. Holze and David M. Barrett (hereinafter the foregoing shareholders collectively are referred to as "Shareholders" and individually referred to as a "Shareholder").

                                    RECITALS

         WHEREAS, the parties hereto, except Darnley, entered into a Purchase and Sale Agreement as of May 17, 1996, as amended by a July 31, 1996 First Amended Purchase and Sale Agreement (collectively, the "Amended Agreements");

         WHEREAS, the parties desires to further amend the Amended Agreements as hereinafter set forth.

         NOW, THEREFORE, the parties hereby further amend the Amended Agreements as follows:


         1. Section 2.1 of the Amended Agreements is hereby deleted in its entirety and replaced with the following:

                 2.1      Consideration.   The consideration to be paid by Blue
                 Jay for the UDI Shares shall be in the form of shares of Blue Jay Common Stock in the ratio of 3826.59 shares of newly issued Blue Jay Common Stock for each outstanding share of UDI Common Stock, or an aggregate 4,086,794 shares of Blue Jay Common Stock (the "Blue Jay Shares").

         2. Schedule 2.4 to the Amended Agreements is deleted in its entirety and replaced with Schedule 2.4 to this Agreement.

         3. Except as expressly stated herein, the terms and conditions of the Amended Agreements shall remain in full force and effect unchanged, and the same are hereby ratified, confirmed and reaffirmed in all respects and Lender shall not be deemed to have waived any of its rights thereunder.

         4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original,





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but all of which together shall constitute one and the same instrument.

         5. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  BLUE JAY ENTERPRISES, INC.


                                  By:  /s/ ROBERT M. BERNSTEIN
                                     ---------------------------
                                           Robert M. Bernstein
                                           President

                                       /s/ ROBERT M. BERNSTEIN
                                  ------------------------------
                                           Robert M. Bernstein


                                  DARNLEY HOLDINGS, LTD.


                                  By:  /s/ FRANK HOLZE
                                     ---------------------------


                                  E.E.T.C., Ltd.


                                  By:  /s/ FRANK HOLZE
                                     ---------------------------
                                           Frank B. Holze
                                           Director

                                       /s/ FRANK HOLZE
                                     ---------------------------
                                           Frank B. Holze


                                  CAPITAL IDEA, INC.


                                  By:  /s/ C. EUGENE HUTCHESON
                                     ---------------------------
                                           C. Eugene Hutcheson
                                           President

                                       /s/ CHARLOTTE E. DOREMUS
                                     ---------------------------
                                           Charlotte E. Doremus
                                           Secretary

                                       /s/ DAVID M. BARRETT
                                     ---------------------------
                                           David M. Barrett





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                                                                    Schedule 2.4



Blue Jay common stock to be received by each shareholder:



                 Capital Idea                      2,174,123

                 Darnley                             500,000

                 Holze                               688,805

                 Barrett                             723,866
                                                   ---------

                 Total                             4,086,794